Exhibit 99.2


MBNA MASTER CREDIT CARD TRUST 1992-2

KEY PERFORMANCE FACTORS
January, 1998

Scheduled Maturity                                                  2/16/98


Coupon                                                                6.20%


Excess Protection Level
   3 Month Average  13.69%
      January, 1998  19.47%
      December, 1997  12.29%
      November, 1997  9.31%


Cash Yield                                              37.35%


Investor Charge Offs                                    9.69%


Base Rate                                               8.20%


Over 35 Day Delinquency                                 5.40%


Seller's Interest                                       25.34%


Total Payment Rate                                      11.29%


Total Principal Balance                                $5,558,199,355.06


Investor Participation Amount                          $41,666,666.63


Seller Participation Amount                            $1,408,199,355.12